EXHIBIT 10.04

                            OFFICE BUILDING NET LEASE

         This Lease Agreement (sometimes hereinafter referred to as the "Lease") is made and entered into this____ day of December,1999 by and between ANGLERS OFFICE PARK, INC., a Florida corporation doing business as Anglers Corporate Center (hereinafter called "LANDLORD"), whose address for purposes hereof is 2860 Pershing Street, Hollywood, Florida 33020 and TAKE TO AUCTION.COM, INC., a Florida corporation (hereinafter called "TENANT" ), whose address for purposes hereof is 2335 NW 107th Avenue, Suite 2M-23, Miami, Florida 33172.

                                   WITNESSETH:

LANDLORD and TENANT agree to the following definitions for the defined terms contained herein:

DEFINITIONS

a) Premises or Leased Premises is hereby defined as: Suite Number 16 located in the Building and such Leased Premises being more particularly described as approximately 10,545 square feet of office space.

b) Building is hereby defined as Anglers Corporate Center located at 5555 Anglers Avenue, Ft. Lauderdale, Broward County, Florida.

c) Base Rental is hereby defined as follows:

         Year              Per Square Foot                    Monthly           Annually
------------------------------------------------------------------------------------------
         1                 13.00                              $11,423.75       $137,085.00
         2                 13.65                              $11,994.94       $143,939.25
         3                 14.33                              $12,592.49       $151,109.85
         4                 15.05                              $13,225.19       $158,702.25
         5                 15.80                              $13,884.25       $166,611.00

         Total Base Rental:                                                    $757,447.35

Base Rental plus applicable sales/use tax is payable in equal monthly installments on the first day of each month of the Lease Term (hereinafter defined).

d) Lease Term or Term is hereby defined as being for a period of Five (5) years commencing on that date which is the earlier of occupancy or five days after written notice from LANDLORD to TENANT that any improvements to the Premises to be effected by LANDLORD as described in Exhibit "A" hereto have been certified for occupancy by all applicable authorities (the "Commencement Date").

e) TENANT's Proportionate Share to be paid by the TENANT for Operating Expenses and Impositions (as hereinafter defined) is hereby defined to be the percentage which the area leased by the TENANT in the Building bears to the total area contained in the Building which is approximately 43,925 square feet. This percentage is 24%.

f) Operating Expenses, including Impositions, are hereby estimated as of the inception of the Lease at $3.50 per square foot. Notwithstanding, Operating Expenses and Impositions shall be fixed during year 1 of the Lease Term at $2.50 per square foot. Operating Expenses and Impositions are subject to change during the remainder of the Lease Term and any renewal term.

g) Security Deposit is hereby defined to be $0 which TENANT has deposited concurrently with LANDLORD upon the execution of the Lease by TENANT.

h) Use or Purpose for which the TENANT will use and occupy the Leased Premises shall be for the sole purpose of general office use only.

i) Parking Spaces shall consist of 40 non-designated, non-reserved parking spaces in the Building's parking areas which shall be made available for use by the TENANT and its employees, agents and invitees.

j) Upon execution and delivery of this Lease to LANDLORD, LANDLORD hereby acknowledges payment by TENANT as follows:

First Month's Base Rental           $11,423.75
First Month's Estimated Operating Expenses and Impositions    $2,196.88
Sales/Use Tax     $817.24
Security Deposit  $0
Other    $0

Total    $14,437.87

With the submission of this Lease for LANDLORD's consideration, TENANT also includes proof of insurance as described in Paragraph 15.





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

                                      TERMS

The terms and conditions of the Office Building Net Lease attached hereto are incorporated by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease in quadruplicate at Broward County, Florida on the date and year first written above.


                                             LANDLORD:

                                             ANGLERS OFFICE PARK, INC.
Witnesses:                                   a Florida corporation



                                             By: /s/ Marvin Mandel
--------------------------------             ---------------------
                                             Marvin Mandel, President



                                             TENANT:

                                             TAKE TO AUCTION.COM, INC.
Witnesses:                                   a Florida corporation



                                             By: /s/ Albert Friedman
--------------------------------             --------------------
                                             Albert Friedman, President




Attachments:      Office Building Net Lease
                  Rules and Regulations
                  Exhibit "A" - Floor and Site Plans & LANDLORD's Work
                  Addendum to Office Building Net Lease
                  Guaranty of Lease

                            OFFICE BUILDING NET LEASE


1. LEASED PREMISES: Subject to and upon the terms, provisions, covenants and conditions hereinafter stated, and each in consideration of the duties, covenant, and obligations of the other hereunder, LANDLORD does hereby lease, demise and let to TENANT; and TENANT does hereby lease, demise and let from LANDLORD those Leased Premises as reflected on the floor and site plans attached hereto as Exhibit "A" and made a part hereof.

         The size of the Leased Premises and of the Building as set forth in the Definitions are hereby stipulated and agreed to whether the same should be more or less as a result of variations resulting from actual construction and completion of the Leased Premises and of the Building. The TENANT acknowledges that the LANDLORD has made no representations with regard to the actual square footage.

         Additionally, by its acceptance of possession of the Premises, and the commencement of rent payments by TENANT, TENANT hereby confirms that it has had a full and adequate opportunity to inspect, examine and measure the Leased Premises and the Building. As a result, TENANT hereby irrevocably stipulates to the square footage of the Leased Premises set forth in paragraph (a) of the Definitions herein. TENANT also stipulates to the square footage of the Building set forth in paragraph (e) of the Definitions. TENANT further stipulates that such square footage calculations shall not be subject to question, interpretation, or modification either during or after the Term hereof, or any extensions or renewals of this Lease, notwithstanding any subsequently discovered discrepancy, regardless of kind or amount, between the actual square footage and the square footage calculations set forth in paragraphs (a) and (e) of the Definitions.

         By occupying the Premises, TENANT shall be conclusively deemed to have accepted the same as complying fully with LANDLORD'S covenants and obligations to deliver the Premises as required hereby, subject to LANDLORD punch list items which shall be completed within a reasonable period subject to availability of materials and labor.

2. TERM: This Lease shall be for the Term herein previously defined unless sooner terminated or extended as provided herein. If LANDLORD is unable to give possession of the Leased Premises on the date of the commencement of the aforesaid Lease Term by reason of the holding over of any prior tenant or tenants or for any other reason, an abatement or diminution of the rent to be paid hereunder shall be allowed TENANT under such circumstances until possession is given to TENANT; but nothing herein shall operate to extend the initial Lease Term beyond the agreed expiration date, and said abatement in rent shall be the full extent of LANDLORD's liability to TENANT for any loss or damage to TENANT because of said delay in obtaining possession of the Premises. There shall be no delay in the commencement of the Term of this Lease nor shall there be any abatement or diminution of the rent to be paid hereunder where TENANT fails to occupy the Premises upon the Commencement Date, or in the event that LANDLORD shall be delayed in substantially completing such work within the Leased Premises as a result of:

         a. TENANT's failure to promptly furnish working drawings and plans as may be required to be provided by TENANT; or
         b. TENANT's failure to approve cost estimates or other items requiring TENANT's approval within one (1) week of receipt from LANDLORD; or

         c. TENANT's failure to promptly select materials, finishes, or installation; or
         d. TENANT's changes in plans (notwithstanding LANDLORD's approval of any such changes); or
         e. Any other act of omission by TENANT or its agents, or failure to promptly make other decisions necessary to the preparation of the Leased Premises for occupancy; or
         f. TENANT's failure to obtain any permits and inspections required to be obtained by TENANT; or
         g.       TENANT's failure to obtain an occupational license.

         The commencement of the Term and the payment of rent shall not be affected, delayed or deferred on account of any of the foregoing. For the purposes of this paragraph, the Leased Premises shall be deemed substantially completed and ready for occupancy by TENANT (subject to the issuance of any required certificate of occupancy) when LANDLORD's supervising architect certifies that the work required of LANDLORD, if any, has been substantially completed in accordance with the approved plans and specifications.

         Taking possession of the Leased Premises by TENANT shall be conclusive evidence as against TENANT that the Leased Premises were in good and satisfactory condition, completed in accordance with the approved plans, when possession was so taken. If TENANT, with LANDLORD's consent, shall occupy the Leased Premises prior to the beginning of the Lease Term as specified hereinabove, all provisions of this Lease shall be in full force and effect commencing upon such occupancy; and rent for such period shall be paid by TENANT at the same rate herein specified unless otherwise provided herein.

                  Provided that TENANT is not then in default in the performance of any provision of this Lease, nor has it been in default during the previous six months, the TENANT shall have the option to renew this Lease for one additional term of Five (5) years commencing at the expiration of the initial Lease Term. All of the terms and conditions of this Lease shall apply during the renewal term. Base Rental during the first year of the renewal term of this Lease shall be calculated based upon the rate of $15.07 per square foot. Thereafter, the Base Rental shall increase at the rate of three (3%) percent annually during the renewal term. This option to renew shall be exercised by written notice given to LANDLORD not less than 120 days prior to the expiration of the initial Lease Term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

3. BASE RENTAL: TENANT agrees to pay LANDLORD the Base Rental in advance, without prior demand or any abatement, deduction or set-off, in monthly installments on the first day of each and every month during the Term. If the Lease Term commences on any day of a month except for the first day, TENANT shall pay LANDLORD Base Rental as provided for herein for such commencement month on a prorated basis (such proration to be based on the actual number days in the commencement month); and the first month's rent paid by TENANT, if any, upon execution of this Lease shall apply and be credited to the next full month's rent due hereunder. Base Rental for any partial month of occupancy at the end of the Term of this Lease shall be prorated, such proration to be based on the actual number of days in the partial month. Rent is payable at LANDLORD's office at 2860 Pershing Street, Hollywood, Florida 33020 unless LANDLORD notifies TENANT otherwise.

         The Base Rental does not include electricity, telephone service or any utilities (other than water and sewer) which serve the Premises or accommodate the use of the Premises by TENANT. Telephone service, janitorial service to the Leased Premises and interior maintenance shall be the TENANT's separate responsibility.

         In addition to Base Rental, TENANT shall and hereby agrees to pay to LANDLORD each month a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefor. However, nothing herein shall be taken to require TENANT to pay any part of any federal and state taxes on income imposed upon LANDLORD.

         If TENANT shall fail to pay any installment of Base Rental, or any item of additional rent within ten (10) days after its due date, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a rate which shall be eighteen percent (18%) per annum, or the maximum rate permitted by applicable usury laws if such rate is different from eighteen (18%) percent per annum. In addition thereto, if TENANT shall fail to pay any installment of Base Rental, or any item of additional rent within five (5) days of written notice from LANDLORD of non-payment, then TENANT shall also pay to LANDLORD a late payment service charge ("Late Charge") contributing to administrative and overhead expenses equal to five cents (5(cent)) per each dollar so overdue. In addition thereto, if any check tendered by TENANT to LANDLORD is returned unpaid for any reason, then TENANT shall also pay to LANDLORD a Returned Check Charge of $50.00 contributing to administrative and overhead expenses and bank charges. The failure of TENANT to pay such Returned Check Charge within five (5) days after being notified of the returned check shall constitute a default under this Lease. The provisions herein for the payment of the Late or Returned Check Charge shall not be construed to represent interest but are intended to reimburse LANDLORD for its overhead and expense so incurred and shall not be construed to extend the date for payment of any sums required to be paid by

TENANT hereunder or to relieve TENANT of its obligation to pay all such sums at the time or time herein stipulated. Interest, Late Charges and Returned Check Charges are considered additional rent.

4.       ADDITIONAL RENT:

         A. TENANT shall pay to LANDLORD as additional rent TENANT's Proportionate Share of the Operating Expenses of the Building as provided hereinafter. The term "Operating Expenses" as used herein shall mean all expenses, costs and disbursements of every kind and nature which LANDLORD shall pay or become obligated to pay because of or in connection with the ownership, maintenance and/or operation of the Building, computed on the accrual basis, but shall not include new capital improvements. By way of explanation and clarification, these Operating Expenses shall include, without limitation, the following:

                  1. Wages and salaries of all employees and management engaged in operation and maintenance of the Building, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability, hospitalization and workers compensation insurance, pension or retirement benefits, or any other fringe benefits for such employees.

                  2. All supplies and materials used in operation and maintenance of the Building.

                  3. Cost of all utilities including water and sewer for the entire Building and electricity used by the Building and not charged directly to any tenant.

                  4. Cost of customary building management, trash and garbage removal from dumpsters, water and sewer, painting, window cleaning, landscaping and gardening, lawn sprinklers, parking lot maintenance, servicing and maintenance of all systems and equipment serving the common areas exclusively, including but not limited to, plumbing, lighting, electrical, fire pumps, fire extinguishers and hose repair, cabinets, and staging; and damage caused by fire or other casualty not otherwise recovered including the deductibles applicable to any insurance policies.

                  5. Cost of insurance for property, loss of rents, flood, casualty and other liability applicable to the Building and LANDLORD's personal property used in connection therewith.


         Notwithstanding any other terms of this Lease, the term "Operating Costs" shall not include the following items:

         (i) Any payments under a ground lease or master lease relating to the Building;

         (ii) Costs of a capital nature (including amortization payments and depreciation of any type), including but not limited to capital improvements, alterations and repairs;

         (iii) Rentals for items which if purchased, rather than rented, would constitute a capital improvement or equipment;

         (iv) The cost of any item to the extent LANDLORD receives reimbursement from insurance or condemnation proceeds;

         (v) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenants' or other occupants' improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building;

         (vi) Marketing and promotional costs, including but not limited to leasing commissions, real estate brokerage commissions, and attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

         (vii) Costs of services, utilities, or other benefits which are not offered to TENANT or for which TENANT is charged for directly but which are provided to another tenant or occupant of the Building, including, but not limited to, above Building standard heating, ventilation and air conditioning, janitorial services and exclusive use Common Areas;

         (viii) Costs incurred by LANDLORD due to any violation of the terms and conditions of any lease of space or occupancy agreement in the Building;

         (ix) Costs and the overhead and profit increment paid to LANDLORD, to affiliates or partners of LANDLORD, partners or affiliates of such partners, or affiliates of LANDLORD for goods and/or services in the Building to the extent the same exceeds the costs or the overhead profit increment, as the case may be, of such goods and/or services rendered by unaffiliated third parties on a competitive basis in comparable buildings;

         (x) Interest, principal, attorneys' fees, environmental investigations or reports, points, fees and other lender costs and closing costs on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or any part thereof or on any unsecured debt.

         (xi) LANDLORD's general overhead and general and administrative expense, other than the management fee being paid and included in Operating Costs, including costs relating to accounting, payroll, legal and computer services which are partially or totally rendered in locations outside the Building;

         (xii) Salaries of officers, executives or other employees of LANDLORD, any affiliate of LANDLORD, or partners or affiliates of such partners or affiliates, other than any personnel engaged exclusively in the management, operation, maintenance, and repair of the Building (but not leasing or marketing), and working in the Building management office and not typically included in the management fee being paid and included in Operating Costs; provided such individuals do hold a position which is generally considered to be higher in rank than the position of the manager of the Building or the chief engineer of the Building.

         (xiii) All items and services for which TENANT or any other tenant in the Building is required to reimburse LANDLORD (other than through TENANT's Share or any other tenant's share of Operating Costs);

         (xiv) Advertising and promotional expenditures, including but not limited to tenant newsletters, other than Building's tenant newsletter received by the tenants of the Building or Building promotional gifts, events or parties for existing or future occupants, and the costs of signs (other than the Building directory) in or on the Building identifying the owner of the Building or other tenants' signs and any costs related to the celebration or acknowledgment of Holidays, other than reasonable costs for refreshments and food served to all tenants of the Building for such Holiday celebrations or acknowledgments;

         (xv) Electric power or other utility costs for which any tenant directly contracts with the local public service company;

         (xvi) All management fees and costs, and the wages, salaries, employees benefits and taxes for personnel working in connection with the ownership, operation and management of the parking areas of the Building, including any adjacent parking structure and any off-site parking areas used by tenants of the Building (collectively, the "Parking Facility");

         (xvii) Costs incurred in connection with any governmental laws and regulations applicable to the Building which were enacted prior to the Commencement Date, including, but not limited to life, fire and safety codes, environmental and hazardous materials laws and federal, state, or local laws or regulations relating to disabled access, including, but not limited to, the Americans with Disabilities Act;

         (xviii) Costs, penalties, fines or awards and interest incurred as a result of LANDLORD's negligence in LANDLORD's operation of the Building, violations of law, negligence or inability or unwillingness to make payments and/or to file any income tax, or other tax or informational returns when due.

         (xix) Costs which are covered by and reimbursable under any contractor, manufacturer or supplier warranty or service contract;

         (xx) Costs arising from the negligence, or intentional acts of LANDLORD or its agents, or any other tenant, or any vendors, contractor, subcontractors or providers of materials or services selected, hired or engaged by LANDLORD or its agents to the extent LANDLORD receives reimbursement therefrom;

         (xxi) Costs arising from the presence or removal which removal is required in compliance with any governmental laws, ordinances, regulations or orders which are enacted prior to the Commencement Date) of Hazardous Materials located in the Building, including, without limitation, any costs incurred pursuant to the requirements of any governmental laws, ordinances, regulations or orders relating to health safety or environmental conditions, including but not limited to regulations concerning asbestos, soil and ground water conditions or contamination regarding Hazardous Materials or substances;

         (xxii) Costs arising from LANDLORD's charitable or political contributions;

         (xxiii) Costs arising from any type of insurance maintained by LANDLORD which is not required or allowed to be maintained by LANDLORD pursuant to this Lease;

         (xxiv) Costs for the maintenance or repair of the objects of art located in the Building if serviced by the original artist thereof or its agent or employee and costs for sculpture; paintings or other objects of art which are not, as of the date of this Lease, located in the Building;

         (xxv) Costs (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitration pertaining to LANDLORD and/or the Building;

         (xxvi) Costs, including but not limited to attorneys' fees associated with the operation of the business of the partnership or entity which constitutes LANDLORD as the same are distinguished from the costs or operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of LANDLORD's interest in the Building or any part thereof, costs of any disputes between LANDLORD and its employees, disputes of LANDLORD with Building management or personnel, or outside fee paid in connection with disputes with other tenants;

         (xxvii) Costs incurred in removing and storing the property of former tenants or occupants of the Building;

         (xxviii) The cost of any work or services performed for any tenant (including TENANT) at such tenant's cost;

         (xxix) The cost of correcting major and/or latent defects in the design, construction or equipping of the Building or in the Building equipment;

         (xxx)  Intentionally Deleted;

         (xxxi) The cost of any work or service performed for any tenant of the Building (other than TENANT) to a materially greater extent or in materially more favorable manner than that offered to TENANT;

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

         (xxxii) Premiums for insurance to the extent LANDLORD is reimbursed therefore (such proceeds to be excluded from Operating Costs in the year in which received, except any reasonable deductible amount under any insurance policy);

         (xxxiii) The cost of furnishing and installing non-Building Standard replacement bulbs and ballasts in tenant spaces;

         (xxxiv) The cost of any labor, service, materials, supplies or equipment, which is not comparable to the prevailing market rate for such labor, service, materials, supplies or equipment at the time in the comparable buildings;

         (xxxv) The entertainment expenses and travel expenses of LANDLORD, its employees, agents, partners and affiliates;

         (xxxvi) Any improvement installed or work performed or any other cost or expense incurred by LANDLORD after the Commencement Date in order to comply with requirements for obtaining or renewing a certificate of occupancy for the Building or any space therein;
         (xxxvii)  Intentionally Deleted;

         (xxxiii) Any costs recovered by LANDLORD to the extent such cost recovery allows LANDLORD to recover more than 100% of Operating Costs for any Fiscal Year from tenants of the Building;

         (xxxix) Any profit made by LANDLORD in connection with LANDLORD's collections of Operating Costs; and,

         (xl) Any costs for which LANDLORD has been reimbursed or receives a credit, refund or discount, provided if LANDLORD receives the same in connection with any costs or expenditures previously included in Operating Costs for a Fiscal Year, LANDLORD shall immediately credit against Base Rent any overpayment for such previous Fiscal Year.

         LANDLORD shall notify TENANT at the inception of the Lease and after the end of each calendar year during the Term hereof, of the amount which LANDLORD estimates (as evidenced by budgets prepared by or on behalf of LANDLORD) shall be the amount of TENANT"s Proportionate Share of Operating Expenses for the then current calendar year and TENANT shall pay such sum in advance to LANDLORD in equal monthly installments, during the balance of said calendar year, commencing on the first day of the first month following TENANT's receipt of such notification. Following the end of each calendar year, LANDLORD shall submit to TENANT a statement showing the actual amount which should have been paid by TENANT with respect to Operating Expenses for the past calendar year, the amount thereof actually paid during that year by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within thirty (30) days after receipt by TENANT of said statement, TENANT shall have the right in person to inspect LANDLORD's books and records showing the Operating Expenses for the Building for the calendar year covered by said statement. Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein unless LANDLORD receives written objections with respect thereto within said thirty (30) days of TENANTS receipt of said statement. Any balance shown to be due pursuant to said statement shall be paid by TENANT to LANDLORD within thirty (30) days following TENANT's receipt thereof and any overpayment shall be immediately credited against TENANT's obligation to pay expected additional rent in connection with anticipated increases in Operating Expenses or, if by reason of any termination of the Lease no such future obligation exists, refunded to TENANT. Anything herein to the contrary notwithstanding, TENANT shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by LANDLORD to TENANT, pursuant to the terms hereof, because of any objection which TENANT may raise with respect thereto. LANDLORD shall immediately credit any overpayment found to be owing to TENANT against TENANT's Proportionate Share of increases in Operating Expenses for the then current calendar year (and future calendar years, if necessary) upon the resolution of said objection or, if at the time of the resolution of said objection, the Lease Term has expired, immediately refund to TENANT any overpayment found to be owing to TENANT.


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

LANDLORD agrees to maintain accounting books and records reflecting Operating Expenses of the Building in accordance with generally accepted accounting principles.

         Additional rent, due by reason of the provisions of this Subparagraph 4A for the final months of this Lease, is due and payable even though it may not be calculated until subsequent to the termination date of the Lease; the Operating Expenses for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. TENANT expressly agrees that LANDLORD, at LANDLORD's sole discretion, may apply the Security Deposit specified in Paragraph 7 hereof, if any, in full or partial satisfaction of any additional rent due for the final months of this Lease by reason of the provisions of this Subparagraph 4A. If said Security Deposit is greater than the amount of any such additional rent, and there are no other sums or amount owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said Security Deposit to TENANT as provided in Paragraph 7 hereof. Nothing herein contained shall be construed to relieve TENANT, or imply that TENANT is relieved of the liability for or the obligation to pay any additional rent due for the final months of this Lease by reason of the provisions of this Paragraph 4A if said Security Deposit is less than such additional rent; nor shall LANDLORD be required to first apply said Security Deposit to such additional rent if there are any other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease.

         B. TENANT shall pay to LANDLORD, as additional rent, TENANT's Proportionate Share of the Impositions for each calendar year, if any.

         The term "Impositions" as used herein shall mean all impositions, tax assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefore, including all taxes whatsoever (except only those taxes of the following categories: any inheritance, estate, succession, transfer, gift or income taxes imposed upon the LANDLORD) attributable in any manner to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge of other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

         LANDLORD shall notify TENANT at the inception of the Lease and after the end of each calendar year during the Term hereof of the amount which LANDLORD estimates (as evidenced by budgets prepared by or on behalf of LANDLORD) shall be the amount of TENANT's Proportionate Share of Impositions for the then current calendar year; and TENANT shall pay such sum to LANDLORD in equal monthly installments during the balance of said calendar year, in advance on the first day of each month commencing on the first day of the first month following TENANT's receipt of such notification. Following the date on which LANDLORD receives a tax bill or statement showing what the actual Impositions are with respect to each calendar year, LANDLORD may submit to TENANT a statement showing the actual amount to be paid by TENANT in the year in question with respect to Impositions for such year, the amount thereof actually paid by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Any balance shown to be due pursuant to said statement shall be paid by TENANT to LANDLORD within ten (10) days following TENANT's receipt thereof and any overpayment shall be immediately credited against TENANT's obligation to pay such additional rent in connection with increased Impositions in later years, or, if no such future obligation exists, be immediately refunded to TENANT.

         Additional rent, due by reason of the provisions of this Subparagraph 4B for the final months of this Lease, shall be payable even though the amount thereof is not determinable until subsequent to the termination of the Lease; the Impositions for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. TENANT expressly agrees that LANDLORD at LANDLORD's sole discretion, may apply the Security Deposit specified in Paragraph 5 hereof, if any, in full or partial satisfaction of any additional rent due for the final months of this Lease by reason of the provisions of this Paragraph 4B. If said Security Deposit is greater than the amount of such additional rent and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said Security Deposit to TENANT as provided in Paragraph 5 hereof. Nothing herein contained shall be construed to relieve TENANT, or imply that TENANT is relieved of the liability for or the obligation to pay any additional rent due for the final months of this Lease by reason of the provisions of this Paragraph 4B if said Security Deposit is less than such additional rent; nor shall LANDLORD be required to first apply said Security Deposit to such additional rent if there are any other sums or amounts owed LANDLORD by TENANT by reason of any of the terms, provisions, covenants, or conditions of this Lease.

         C. It is the intention of the parties hereto to provide that TENANT shall pay in advance of their due date TENANT's Proportionate Share of Operating Expenses and Impositions and to share in reduction only by category to the end that an increase in Operating Expenses shall not be offset by a decrease in Impositions and vice versa. In no event shall the Base Rental be reduced by reason of decreases in Operating Expenses and/or Impositions. This Paragraph shall survive the termination of the Lease.

5. SECURITY DEPOSIT: The Security Deposit shall be retained by LANDLORD as security for the payment by TENANT of the rents and all other payments herein agreed to be paid by TENANT and for the faithful performance by TENANT of the terms, provisions, covenant and conditions of this Lease. It is agreed that LANDLORD, at LANDLORD's option may, at the time of any default by TENANT under any of the terms, provisions, covenants or conditions of the Lease, apply said sum or any part thereof toward the payment of the rents and all other sums payable by TENANT under this Lease, and towards the performance of and every one of TENANT's covenants under this Lease, but such covenants and TENANT's liability under this Lease shall thereby be discharged only pro tanto, that TENANT shall remain liable for and shall pay within ten (10) days after demand by LANDLORD any amounts that such sum shall be insufficient to pay; that LANDLORD may exhaust any and all rights and remedies against TENANT before resorting to said sum, but nothing herein contained shall require or be deemed to require LANDLORD to do so; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall be returned by LANDLORD to TENANT within fifteen (15) days after the expiration of the Term of this Lease (and the return of the keys to the LANDLORD)or the determination and payment of the amount due under Paragraph 4 of this Lease, if any, whichever occurs later. The TENANT shall not attempt to apply the security deposit to rent. Any attempt to hold back rent payments or any other payments due to LANDLORD under this Lease by directing the LANDLORD to apply all or part of the security deposit to rent shall be deemed, at the option of LANDLORD, a default in this Lease. The LANDLORD shall not be required to pay TENANT any interest on said Security Deposit. The LANDLORD may commingle the security deposit with its own funds.

6. USE: TENANT shall use and occupy the Leased Premises for the use or purpose as hereinbefore stated and for no other use or purpose. The use of the premises shall be further limited to office and/or showroom use only. No manufacturing, warehousing or distribution shall be permitted upon or from the Leased Premises. The TENANT's use of the Leased Premises is subject to all applicable zoning and use regulations and it shall be TENANT's responsibility to obtain an occupational license for its business at the Leased Premises prior to the commencement date of the Lease.

         TENANT shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy. TENANT shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall TENANT cause, maintain, or permit any nuisance in, on, or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. TENANT shall not do or permit anything to be done in or about the Premises which will, in any way, obstruct or interfere with the rights of other tenants of the LANDLORD in the Building, or injure or annoy them; nor shall TENANT cause, maintain, or permit any nuisance in, on, or about the Premises. No outside storage of any kind shall be permitted. TENANT shall at all times keep the outside of the Premises, the common areas of the Building and the parking areas free from all refuse, packing materials, crates, pallets and similar materials. TENANT shall not overload the dumpsters. TENANT shall at no time block access, ingress or egress to the Building, the parking areas or the property upon which the Building is located or any portion of it.

         TENANT shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, county and city governments, and of any and all their departments, bureaus or agencies applicable to the Leased Premises for the correction, prevention and abatement of nuisance or other grievances, in, upon or connected with said Premises, during the Lease Term. TENANT shall comply with all applicable fire regulations enforced by the City of Dania Beach or any other governmental agency having jurisdiction over the Leased Premises or TENANT's use thereof.

         TENANT covenants that no nuisance or hazardous trade or occupation shall be permitted or carried on, in or upon the Leased Premises; no act or thing shall be done or permitted; and nothing shall be kept in or about the Leased Premises which will cause cancellation of the risk or hazard insurance in effect for the Leased Premises. The TENANT agrees to pay to the LANDLORD upon demand, damages for injury to the Leased Premises or to the Building of which the Leased Premises are a part, which injury shall be caused or suffered by the TENANT or its agents, employees or invitees. The TENANT further covenants not to conduct any business or permit any act or thing contrary to or in violation of the laws of the United States of America, or the State of Florida, or of the Ordinances of the City of Dania Beach, County of Broward, in or about said Leased Premises. The TENANT shall promptly after discovery of any unlawful, disreputable, or extra-hazardous use of the Premises, take all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any subtenants, occupants or other persons guilty of such unlawful disreputable, or extra-hazardous use. The TENANT shall indemnify the LANDLORD against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims and demands, including reasonable attorney's fees, arising out of any violation of, or default in, these covenants.

         The TENANT, at its sole expense, shall comply with all laws, orders, and regulations of Federal, State and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose any duty upon the LANDLORD or the TENANT with respect to the Leased Premises. The TENANT, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions.

7. GOVERNMENTAL REQUIREMENTS: TENANT, at TENANT's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to TENANT's use of the Premises and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to fire and safety, persons with disabilities, air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, utility availability, and with any duty imposed upon LANDLORD or TENANT with respect to the use or occupation of the Premises. TENANT shall comply at TENANT's sole cost and expense with all provisions of the Americans with Disabilities Act (ADA) in connection with any alterations or improvements undertaken by TENANT upon the Premises and TENANT agrees to indemnify and hold LANDLORD harmless from and against any and all fines, penalties, suits, actions, damages, claims, demands, liabilities, expenses (including attorneys fees) and losses arising out of TENANT's failure to comply with the Americans with Disabilities Act with respect to TENANT's use of the Premises or any alterations, additions or modifications to the Premises by TENANT notwithstanding LANDLORD's approval of same. TENANT shall obtain all licenses and permits from time to time required to enable TENANT to conduct its business under this Lease. No failure of TENANT to obtain or maintain licenses or permits, or extensions or renewals shall release TENANT from the performance or observance of its obligations under this Lease.

         LANDLORD represents and warrants to TENANT that as of the date of the execution of this Lease the Building complies with the provisions of the ADA. Each party (the " Indemnifying Party") shall and hereby agrees to indemnify and hold harmless the other party (the "Indemnified Party") and its agents and their respective affiliates, agents, officers, and employees, from and against all costs, liabilities and causes of action occurring or arising as a result of the Indemnifying Party's failure to comply with any of the Disability Acts or as a result of any violation of any of the Disability Acts by the Indemnifying Party or its agents, and, at the Indemnified Party's option, the Indemnifying Party will defend the Indemnified Party and its agents and their respective affiliates, agents, officers, and employees against all such costs, liabilities and causes of action.

8. LANDLORD CONTROLLED AREAS: All automobile parking areas, driveways, entrances and exits thereto, common areas, truck ways, loading areas, pedestrian walkways and ramps, landscaped areas, corridors, and other areas and improvements provided by LANDLORD for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers shall be at all times subject to the exclusive control and management of LANDLORD; and LANDLORD shall have the right from time to time to establish, modify and enforce rules and regulations with respect to all facilities and areas and improvements; from time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by and to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers, to temporarily close all or any portion of said areas or facilities to discourage non-tenant parking, and to do and perform such other acts in and to said areas and improvements as, in the sole judgement of LANDLORD, LANDLORD shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. LANDLORD shall operate and maintain the common areas and other facilities referred to in such reasonable manner as LANDLORD shall determine from time to time. Without limiting the scope of such discretion, LANDLORD shall have the full right and authority to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking area and/or common areas and other facilities. Reference in this paragraph to parking area and/or facilities shall in no way be construed as giving TENANT hereunder any rights and/or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth in this Lease.

9. RULES AND REGULATIONS: TENANT agrees to comply with all rules and regulations the LANDLORD may adopt from time to time for operation of the Building and parking facilities and for the protection and welfare of the Building and parking facilities, and the tenants, visitors and occupants of the Building. The present rules and regulations, which TENANT hereby agrees to comply with, entitled "Rules and Regulations" are attached hereto and are by this reference incorporated herein. Any future rules and regulations adopted from time to time by LANDLORD shall become a part of the Lease, and TENANT hereby agrees to comply with the same upon delivery of a copy thereof to TENANT providing the same do not materially deprive TENANT of its rights established under this Lease.

10. INSPECTION OF PREMISES: Prior to the TENANT'S taking possession of the Leased Premises, the TENANT shall have fully inspected the Leased Premises and accepted the Leased Premises in their then existing "AS-IS" condition. Such inspection shall encompass all physical facts which are deemed by the TENANT to be relevant and material, and the taking of possession shall be an acceptance of the Leased Premises.

11. MAINTENANCE AND REPAIR: LANDLORD shall maintain in good order and repair the Building (excluding repairs to be made by TENANT hereunder), including the public areas, parking areas, landscape areas, and the structure itself, including the roof, foundations, exterior walls of the Premises and the Building, all structural members of the Building and all underground utility lines serving the Building. Provided, however, the cost of any repairs or maintenance to the foregoing necessitated by the gross negligence or intentional act of TENANT or its agents, contractors, employees or invitees shall be reimbursed by TENANT to LANDLORD upon demand as additional rent.

         At its sole cost, TENANT shall maintain in good repair and clean and orderly condition, that portion of the Premises within the demising walls thereof, including all interior and exterior walls, floors, ceiling, all doors, windows, glass, electrical, plumbing, mechanical and HVAC systems and including any systems or other equipment below the floor or above the ceiling that was installed for or by TENANT. TENANT's maintenance obligation shall extend to all improvements and contents within the Premises. LANDLORD shall assign to TENANT any warranty rights it may have as to the HVAC and other systems serving the Premises. TENANT shall contract for, in its own name, and shall pay for a qualified service contractor to inspect, adjust, clean and repair heating, ventilating and air conditioning equipment, including changing filters on a quarterly basis.

12.      INITIAL IMPROVEMENTS AND SUBSEQUENT ALTERATIONS AND IMPROVEMENTS:

         At the commencement of the Term of this Lease LANDLORD shall deliver the Premises to the TENANT with the improvements described in Exhibit "A" which shall be constructed, unless otherwise noted on Exhibit "A", by LANDLORD at LANDLORD'S expense and such expense shall not be charged, in any manner, to TENANT as an Operating Expense. LANDLORD shall not be responsible for any costs or allowances towards the cost of any improvements that TENANT makes to the Leased Premises unless specifically provided for in this Lease.

         TENANT shall obtain LANDLORD'S prior written consent before making any structural alterations, improvements or modifications to or which affect the Leased Premises and TENANT shall furnish copies of the plans to LANDLORD for LANDLORD'S consideration and approval prior to commencing any work for any structural improvements, alterations or modifications. All improvements, alterations and modifications to the Premises by TENANT shall be undertaken in accordance with all applicable building codes and the requirements of the Americans with Disabilities Act. The approval by LANDLORD of the plans and specifications shall not constitute the assumption of any liability on the part of LANDLORD for their compliance or conformity with applicable building codes and the requirements of this Lease or for their accuracy, and TENANT shall be solely responsible for such plans and specifications. Such alterations, improvements and additions to the Premises by TENANT shall be done in a good workmanlike manner using first-quality materials. Any structural alterations, improvements or modifications made by TENANT, shall, at LANDLORD's option and upon written notice to TENANT, be removed by TENANT at the termination of the Lease at TENANT's expense and the Premises shall be restored by TENANT to their original structural condition as of the commencement of the Lease.

         TENANT shall conduct any work done to the Leased Premises in such a manner as to maintain harmonious labor relations and not to adversely affect any warranties pertaining to the existing premises. Prior to commencement of any structural work, TENANT shall submit to LANDLORD copies of all necessary permits and approved plans. LANDLORD reserves the right to have final approval of the contractors and plans used by TENANT to effect any structural modifications, alterations or improvements to the Leased Premises.

         TENANT, at its sole cost, may make non-structural alterations or non-structural modifications or additions within the Premises subject to the following conditions:

         a. TENANT shall give LANDLORD prior written notice of its intention to make such alterations or additions or modifications; and

         b. LANDLORD reserves the right to approve the plans and specifications for such alterations, additions or modifications in advance and such approval shall not be unreasonably withheld or delayed; and

         c. TENANT shall only use licensed contractors who are approved by LANDLORD in advance, and such contractors shall be first required to furnish evidence of insurance coverage, including public liability, workers compensation, and automobile liability coverage, as well as any other coverage reasonably required by LANDLORD. The limits of such coverage shall be no less than those required of TENANT. TENANT shall obtain any required permits before commencing the work and shall cause such work to be performed in accordance with all applicable building codes and other governmental regulations and to be completed and paid for in full and shall discharge any and all liens or claims of lien arising therefrom, or if TENANT disputes any such lien or claim of lien, TENANT shall post a bond in accordance with applicable law to remove the lien from the Premises within ten (10) days.

         All alterations, additions, modifications or improvements, whether temporary or permanent in character, made in or upon the Premises by LANDLORD or TENANT shall be LANDLORD'S property and at the end of the Term hereof shall remain in or upon the Premises without compensation to TENANT. All of TENANT'S furniture, movable trade fixtures, and equipment not attached to the Premises may be removed by TENANT at the termination of this Lease, if TENANT so elects, and shall be so removed, if required by LANDLORD, and, if not so removed, shall, at the option of LANDLORD, become the property of LANDLORD. TENANT shall repair any damage to the Premises occasioned by the removal of its furniture and movable fixtures and equipment.

13. MECHANIC'S LIENS: TENANT further agrees that TENANT shall pay all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and shall indemnify LANDLORD against all expenses, costs, and charges, including bond premiums for release or transfer of liens and attorney's fees and costs reasonably incurred in and about the defense of any suit in discharging the said Premises or any part thereof from any liens, judgements, or encumbrances caused or suffered by TENANT. In the event any such lien shall be made or filed, TENANT shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

         TENANT shall not have any authority to create any liens for labor, materials or improvements on LANDLORD's interest in the Leased Premises, and TENANT shall place all persons contracting with TENANT for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Leased Premises, and all materialmen, suppliers, contractors, subcontractors, mechanics, and laborers on notice that they must look only to TENANT and to TENANT's interest in the Leased Premises to secure the payment of any charges for work done or material furnished at the request or instruction of TENANT or any party contracting with or through the TENANT. The TENANT shall not be deemed to be the agent of the LANDLORD, so as to confer upon a laborer bestowing labor upon the Leased Premises, or upon a materialman who furnishes material incorporated in the construction of improvements upon the Leased Premises, a mechanics' lien upon the LANDLORD'S estate under the provisions of Chapter 713, Florida Statutes, and subsequent revisions thereof.

14. INDEMNITY AND DISCLAIMER: LANDLORD shall not be liable for and TENANT hereby agrees to indemnify and hold LANDLORD, its officers, directors, agents and employees harmless from any and all fines, suits, actions, damages, claims, demands, liabilities, expenses, losses and causes of action arising out of (i) the use or occupancy of the Leased Premises by TENANT, its agents, contractors or employees or invitees; or (ii) TENANT's performance or nonperformance of any term or condition of this Lease; or (iii) the use by TENANT of LANDLORD's roadways and parking areas and utilities; or (iv) the violation by TENANT of any ordinance, permit, order, law, regulation, statute, legislation, judgement or decree including, but not limited to, the requirements of any law or regulation on the environmental condition or hazardous materials on the Premises; or (v) any other use by TENANT of the Premises or any common area or adjacent property, including TENANT's presence, occupancy or use of the Premises prior to the commencement date and after the termination of this Lease. The foregoing indemnification by the TENANT of the LANDLORD shall be applicable regardless of whether the claim is based upon TENANT's negligence, intentional tort, or omissions arising during or after the term of this Lease or with respect to any personal injury, loss of life, and damage to any property or to any person that occurs on or about the Leased Premises, or the appurtenances thereto, or upon the adjacent parking areas, sidewalks or streets caused by the negligence, misconduct, error or omission or breach of this Lease by TENANT, its agents, subtenants, contractors or employees or invitees or by any other person entering the Premises under express or implied invitation of TENANT. This indemnification shall also include any claims based upon the alleged negligence or fault of the LANDLORD. The indemnities herein provided by TENANT to LANDLORD shall include an indemnity against all costs, attorneys fees, expenses and liabilities incurred in and about any such claim, the investigation thereof, or the defense of any action, or proceeding, brought thereon, and from and against any orders, judgments and decrees, which may be entered therein, which is caused by the acts or neglect of the TENANT, its agents, subtenants, contractors or employees or invitees.

         LANDLORD shall not be liable or responsible for any loss or damage to property or death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, or of any matter beyond the control of LANDLORD, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Leased Premises, or failure to make repairs, or from water damage to the Premises or its contents, or from any cause whatever. LANDLORD shall not be responsible to TENANT for any damage, loss or injury suffered or incurred by TENANT with respect to or arising out of any defects in the Premises or Building; defects in the cooling, heating, electric, plumbing, or other applicable apparatus or systems or water discharge in the Building; theft, mysterious disappearance or loss of any property of TENANT, or water damage to the Leased Premises or its contents. Notwithstanding any contrary provision of this Lease, TENANT shall look solely (to the extent insurance coverage is not applicable or available) to the interest of LANDLORD in the Building for the satisfaction of any judgement or the judicial process requiring the payment of money as a result of any negligence or breach of this Lease by LANDLORD and LANDLORD shall have no personal liability hereunder of any kind.

         LANDLORD shall have no obligation to make an investigation of any tenant, employee or proprietor thereof, or of any guest or any other person entering the Leased Premises.

         It is expressly acknowledged by TENANT that this indemnification and the provisions of this section of the Lease shall survive and continue to be effective beyond the expiration or other termination of this Lease and shall inure to the benefit of LANDLORD, its successors and assigns.

         For purposes of this section of the Lease the term "TENANT" includes but is not limited to any act or omission of TENANT's agents, employees, managers, visitors, contractors, subcontractors, TENANT's, subtenants, invitees, licensees, customer, concessionaires or assignees.

15.      INSURANCE:

         A. TENANT shall on or before the date upon which TENANT first enters the Premises for any purpose, obtain and keep in full force and effect at all times thereafter while it is in possession or occupancy of the Leased Premises the following insurance coverages in the stated amounts:

                  (i) Commercial General Liability Insurance insuring against loss or liability in connection with bodily injury, death, or property damage or destruction, occurring on or about the Premises, its appurtenances and adjoining areas. Each policy shall be written on an occurrence basis and shall contain coverage at least as broad as that provided under ISO CGL Form CG 0001. The insurance coverage shall be in an initial amount of not less than $1,000,000 per occurrence, $2,000,000 general aggregate, Personal and Advertising and Products/Completed Operations. Each policy shall also include the broad form comprehensive general liability endorsement or equivalent. The aforesaid insurance policies shall name the LANDLORD as an additional insured and shall provide that they may not be terminated or modified in any way that would materially decrease the protection afforded LANDLORD under this Lease without 30 days advance notice to LANDLORD.

                  (ii) All risk property insurance, including but not limited to fire and lightning, extended coverage (all risk of physical loss), theft, vandalism and malicious mischief and flood (if required by LANDLORD, any mortgagee or governmental authority) in an amount adequate to cover the full replacement cost of TENANT's personal property, the property of others in the care, custody or control of TENANT, and any improvements and betterments installed by TENANT and loss of use (business interruption).

                  (iii) Workers compensation insurance in the amount required by law and employer's liability coverage of a minimum of $500,000 per occurrence and covering all persons employed, directly or indirectly by TENANT, in connection with TENANT's business and TENANT's improvements and any repairs, improvements, modifications or alterations made to the Premises by TENANT.

                  (iv) Business income and extra expense income covering those risks referred to in subsection A(ii) on an actual loss sustained basis, but in all events in an amount sufficient to prevent TENANT from being a co-insurer of any loss covered under the applicable policy or policies.

                  (v) Automobile liability insurance to cover owned, non-owned, and hired vehicles with a combined single limit of not less than $1,000,000.

                  (vi) Such other insurance as may be carried on the Leased Premises and TENANT's operation thereof as may be reasonably required by LANDLORD from time to time.

         B. Except for work to be performed by LANDLORD, before undertaking any alterations, additions, modifications or improvements to the Premises, TENANT shall obtain and maintain at its expense, or TENANT shall require any contractor performing work on the Premises to obtain and maintain at no expense to LANDLORD, in addition to workers compensation insurance required by law, commercial general liability insurance (including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage coverage and contractor's protective liability) written on an occurrence basis with limits of not less than $1,000,000. The contractor's general liability insurance shall cover claims arising out of (i) the general contractor's operations; (ii) acts of independent contractors; (iii) products/completed operations; (iv) liability assumed under contract; (v) explosion, collapse and underground damage hazards, when applicable; and (vi) owned/non-owned/hired vehicles.

         C. All insurance policies shall be in a form reasonably satisfactory to LANDLORD and written with insurance companies reasonably satisfactory to LANDLORD having a "Best's" rating of at least "A-X" and authorized to engage in business in Florida. The coverage afforded by such insurance shall in no way limit or diminish TENANT's liability hereunder. If TENANT fails to obtain and provide any or all of the aforesaid insurance, then LANDLORD may, (but shall not be required to) purchase such insurance on behalf of TENANT and TENANT shall, on demand, reimburse LANDLORD for the cost of such insurance together with interest thereof (from the date on which LANDLORD paid such cost to the date on which TENANT reimburses LANDLORD therefore) at the maximum rate permitted by law and same shall constitute additional rent.

         D. The TENANT shall deliver to the LANDLORD an insurance certificate as set forth above showing the LANDLORD as a named additional insured prior to its entry onto the Leased Premises and shall, on each anniversary date of this Lease, give evidence of the existence of the insurance required by this Lease and that same is in effect. The certificates shall include an acknowledgment that the policies have been amended to provide thirty (30) days prior notice of termination or material modification to LANDLORD.

         E. LANDLORD and TENANT each expressly, knowingly, and voluntarily waive and release any claims that they may have against the other or the other's employees, agents, or contractors and against every other tenant in the Building who shall have executed a waiver similar to this one for damage to its properties and loss of business (specifically including loss of rent by LANDLORD and business interruption by TENANT) as a result of the acts or omissions of the other party or the other party's employees, agents, or contractors (specifically including the negligence of either party or its employees, agents, or contractors and the intentional misconduct of the employees, agents, or contractors of either party), which claims are covered by the standard property insurance coverages described in subsection A(ii) or other property insurance that either party may carry at the time of an occurrence. LANDLORD and TENANT shall each, on or before the date on which TENANT first enters the Premises for any purpose, obtain and keep in full force and effect at all times thereafter a waiver of subrogation from its insurer concerning the property, rent loss, and business interruption insurance maintained by it for the Building and the property located in the Building. This subsection shall not apply to claims for personal injury or wrongful death.

         F. LANDLORD shall maintain fire and extended coverage insurance on the Building and on the improvements and betterments to the Premises which were either constructed or paid for by LANDLORD and are identified in Exhibit "A" to this Lease, in an amount not less than 80% of the replacement cost of the Building and such improvements and betterments and LANDLORD shall also maintain commercial general liability insurance relating to the Building and its appurtenances in an amount not less than $3 million per occurrence. In addition, Landlord may, at its option, maintain coverages in excess of the limits set forth in this subsection and additional coverages as specified in the definition of Operating Expenses. The total cost of all insurance maintained by LANDLORD under this subsection shall be included in Operating Expenses.

16. TENANT CHARGES: It is understood and agreed between the parties hereto that any charges against TENANT by LANDLORD for services or for work done on the Leased Premises by order of TENANT, or otherwise accruing under this Lease, shall be considered as rent due and shall be included in any lien for rent.

17. PARKING: Pursuant to all of the terms, provisions, covenants and conditions contained herein, during the Term of this Lease, TENANT shall be entitled to use of the Parking Spaces, as defined. No commercial vehicles, trucks or recreational vehicles shall be permitted to park in the parking areas. No trailers or boats shall be permitted in the parking areas.

         TENANT agrees to hold LANDLORD harmless for damage to the vehicles or personal property in vehicles that may occur while the vehicles are parked in the parking areas of the Building.

18. SIGNS: LANDLORD shall have the sole right to install signs on the exterior of the Leased Premises and on the Building. The LANDLORD shall, at TENANT's expense, place TENANT's name on the exterior of the fixed glass door side panel of the Leased Premises in a manner uniform with that of all other tenants. There will be no directory of tenants. Subject to LANDLORD's prior written consent which may be withheld in its sole discretion, no signs, door plaques, advertisements, notices or information may be painted, posted, displayed, placed or affixed in any manner to the exterior of the Leased Premises or on the Building or on the property on which the Building is located by or for the TENANT. TENANT may not place any signs, logos, advertisements, notices or other information on the interior of the Leased Premises where the same is visible from the outside of the Leased Premises through the glass. LANDLORD may at its discretion change the Building's name or street address.

19. ESTOPPEL AGREEMENT: TENANT agrees that from time to time, upon not less than seven (7) days prior request by LANDLORD, TENANT shall deliver to LANDLORD a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; and (c) that LANDLORD is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail.

20. SUBORDINATION: If the Building and/or Leased Premises are any time subject to a mortgage and/or deed of trust, and TENANT has received written notice from the mortgagee of same, then in any instance in which TENANT gives notice to LANDLORD alleging a default by LANDLORD hereunder, TENANT shall also simultaneously give a copy of such notice to each LANDLORD's mortgagee; and each LANDLORD's mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to LANDLORD hereunder, plus an additional period of thirty (30) days, and TENANT shall accept such curative or remedial action (if any) taken by LANDLORD's mortgagee with the same effect as if such action had been taken by LANDLORD.

         This Lease shall at LANDLORD's option, which option may be exercised at any time during the Lease Term, be subject and subordinate to any mortgage now or hereafter encumbering the Building. This provision shall be self-operative without the execution of any further instruments. Notwithstanding the foregoing, however, TENANT hereby agrees to execute any instruments which LANDLORD may deem desirable to evidence the subordination of this Lease to any and all such mortgages. Failure to execute a subordination agreement within seven (7) days after request from LANDLORD shall be deemed a default hereunder. LANDLORD agrees to provide TENANT with a non-disturbance agreement from LANDLORD's lender in the form attached to this Lease as Exhibit "C".

21. ATTORNMENT: If the interest of LANDLORD under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Leased Premises; TENANT shall be bound to such transferee (herein sometimes called the "Purchaser") for the balance of the Term hereof remaining, and any extensions or renewals thereof which may be effective in accordance with the terms and provisions hereof with the same force and effect as if the Purchaser were LANDLORD under this Lease, and TENANT does hereby agree to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the this Lease. The respective rights and obligations of TENANT and the Purchaser upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of LANDLORD's interests, LANDLORD shall be released and relieved from all liability and responsibility thereafter accruing to TENANT under the Lease or otherwise and LANDLORD's successor by acceptance of rent from TENANT hereunder shall become liable and responsible to TENANT in respect to all obligations of LANDLORD under this Lease thereafter accruing.

22. MORTGAGE, TRANSFER, ETC. BY LANDLORD: The LANDLORD reserves the right to sell, purchase, mortgage, hypothecate and convey in any form the Leased Premises, the Building and the real property upon which it is situate without the permission of the TENANT. It is further agreed that the LANDLORD shall have the right to assign this Lease and all rentals accruing hereunder without the permission of the TENANT.

23. ASSIGNMENT: Without the written consent of LANDLORD first obtained in each case, which consent shall not be unreasonably withheld, TENANT shall not, voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, mortgage, pledge or otherwise encumber or dispose of this Lease or sublease the Leased Premises or any part thereof or permit the Leased Premises or any part thereof to be occupied by other persons.

         In lieu of consenting or not consenting, LANDLORD may, at its option,
(i) in the case of a proposed assignment of this Lease or a proposed subletting of all of the Leased Premises, terminate this Lease in its entirety, or (ii) in the case of a proposed subletting of a portion of the Leased Premises, terminate this Lease as to that portion of the Premises which TENANT has proposed to sublet. In the event LANDLORD elects to terminate this Lease pursuant to clause
(ii) of this paragraph, TENANT's obligation as to Base Rental and additional rent shall be reduced in the same proportion that the Net Rentable Area of the portion of the Premises which TENANT proposed to sublet bears to the total Net Rentable Area of the Premises. If without LANDLORD's written consent having been first obtained, this Lease is assigned or if the Leased Premises or any part thereof is sublet or occupied by anybody other than TENANT, voluntarily or involuntarily, whether by operation of law or otherwise, LANDLORD may (whether or not there is a default under this Lease) collect or accept rent from the assignee, subtenant or occupant and apply the net amount collected or accepted to the rent herein reserved; but such collection or acceptance of rent shall not be deemed a waiver of the foregoing covenants or the acceptance of the assignee, subtenant or occupant as TENANT hereunder; nor shall it be construed as or implied to be a release of TENANT from the further observance and performance by TENANT of the terms, provisions, covenants and conditions herein contained.

         In the event TENANT is a partnership, corporation or other firm or entity, any transfer to one transferee of fifty (50%) percent or more of the equity, right, title or interest herein, existing as of the date hereof, shall, for the purposes hereof, be deemed to be an assignment. Fifty percent (50%) of any sums or other economic considerations received by TENANT as a result of a subletting, whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which TENANT is obligated to pay LANDLORD under this Lease (prorated to reflect obligations applicable to that portion of the Leased Premises subject to such sublease) shall be payable to LANDLORD, immediately following TENANT's receipt of the same, under this Lease without affecting or reducing any other obligations of TENANT hereunder and shall constitute additional rent. Fifty percent (50%) of any sums or other economic considerations received by TENANT as a result of an assignment of this Lease, whether denominated rentals under the assignment or otherwise, shall be payable to LANDLORD, immediately following TENANT's receipt of the same under this Lease without affecting or reducing any other obligations of TENANT hereunder and shall constitute additional rent.

         TENANT shall have no right of assignment or subletting if it is in default under any of the terms or conditions of this Lease. Notwithstanding any assignment of the Lease, or the subletting of the Premises, or any portion thereof, TENANT shall continue to be liable for the performance of the terms, conditions and covenants of this Lease including, but not limited to, the payment of rent and any other charges imposed hereunder. Consent by LANDLORD to one or more assignments or sublettings shall not operate as a waiver of LANDLORD'S rights as to any subsequent assignments and sublettings. At LANDLORD's option, in the event of default by any assignee or subtenant under the terms, conditions or covenants of this Lease, LANDLORD may, at its option, seek enforcement of any of its available remedies solely against the TENANT.

         If there are one or more assignments or sublettings by TENANT to which LANDLORD consents, the parties understand and agree, anything to the contrary notwithstanding that any and all renewal options to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at LANDLORD's sole option. Any request by TENANT to LANDLORD to permit a subletting or assignment shall contain or be accompanied by a financial statement of the proposed subtenant or assignee and such other information and references as LANDLORD deems necessary to reasonably evaluate the acceptability of such prospective subtenant or assignee. LANDLORD may deny an assignment or subletting based strictly upon type of business or tenant mix.

         In the event of the transfer and assignment by LANDLORD of its interest in this Lease and/or sale of the Building containing the Premises, LANDLORD shall thereby be released from any further obligations hereunder, and TENANT agrees to look solely to such successor in interest of the LANDLORD for performance of such obligations.

24.      DESTRUCTION OR DAMAGE:

         A. If: (i) the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in the LANDLORD's opinion, be required (whether or not the Premises shall have been damaged by the casualty); or (ii) any mortgagee of the Building should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt; or
(iii) there is any material loss to the Building that is not covered by insurance required to be maintained by LANDLORD under this Lease; or (iv) the Premises shall be partially damaged by casualty during the last two years of the Lease Term, and the estimated cost of repair exceeds 10% of the Base Rental then remaining to be paid by TENANT for the balance of the Lease Term; LANDLORD may, within 120 days after the casualty, give notice to TENANT of LANDLORD's election to terminate this Lease, and the balance of the Lease Term shall automatically expire on the fifth day after the notice is delivered.

         B. If LANDLORD does not have the right to terminate this Lease under Subsection A, or if LANDLORD has the right to terminate and does not elect to do so, LANDLORD shall proceed with reasonable diligence to restore the Building and the Premises to substantially the same condition they were in immediately before the happening of the casualty. However, LANDLORD shall not be required to restore any unleased Premises in the Building or any portion of TENANT's property or the improvements made by TENANT and LANDLORD's restoration obligations shall exist only to the extent that LANDLORD actually receives insurance proceeds in the amount of the estimated cost of the restoration. When repairs to the Premises that are LANDLORD's obligation under this section, if any, have been completed by LANDLORD, TENANT shall complete the restoration or replacement of the Premises, the improvements made by TENANT and all of TENANT's property necessary to permit TENANT's re-occupancy of the Premises.

         C. Rent shall abate in proportion to the portion of the Premises not useable by TENANT as a result of any casualty, as of the date on which the Premises becomes unusable. LANDLORD shall not be liable to TENANT for any delay in restoring the Premises or any inconvenience or annoyance to TENANT or injury to TENANT's business resulting in any way from the damage or the repairs, TENANT's sole remedy being the right to an abatement of rent.

         D. The rights provided to TENANT under this section are in lieu of and override any rights that TENANT may have by statute.

25. EMINENT DOMAIN: If there shall be taken during the Term of this Lease, any portion of the Leased Premises other than a part not interfering with maintenance, operation or use of the Leased Premises, LANDLORD may elect to terminate this Lease or to continue same in effect. If LANDLORD elects to continue the Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken and LANDLORD shall repair any damage to the Leased Premises resulting from such taking. If any part of the Leased Premises is taken by condemnation or eminent domain which renders the Premises unsuitable for its intended use, TENANT may elect to terminate this Lease; or if any part of the Leased Premises is so taken which does not render the Premises unsuitable for its intended use, this Lease shall continue in effect; and the rental shall be reduced in proportion to the area of the Leased Premises so taken and LANDLORD shall repair any damage to the Leased Premises resulting from such taking. If all of the Leased Premises is taken by condemnation or eminent domain, this Lease shall terminate on the date possession is taken by the authority. All sums awarded or agreed upon between LANDLORD and the condemning authority for the taking of the interest of LANDLORD whether as damages or as compensation, and whether for partial or total condemnation, shall be the sole property of

LANDLORD and TENANT shall not be entitled to any apportionment. If this Lease should be terminated under any provisions of this paragraph, rental shall be payable up to the date that possession is taken by the authority, and LANDLORD shall refund to TENANT any prepaid unaccrued rent less any sum or amount then owing by TENANT to LANDLORD.

26. NON-RECORDING OF LEASE: TENANT shall not record this Lease nor any memorandum thereof in the Public Records of Broward County, Florida, and should the same be recorded by the TENANT it shall constitute an irrevocable and immediate default in the terms of this Lease permitting the LANDLORD to pursue all of the remedies contained in this Lease or provided by statute. In addition thereto, the LANDLORD shall be entitled to all consequential damages which may occur as a result of having to remove the Lease from the public records of Broward County, Florida, together with any and all consequential damages which may occur to the title of the fee owner of the property. These expenses shall include, but shall not be limited to, attorneys fees, accountants' fees, surveying fees, recording fees, and any and all damages which may occur to LANDLORD or the fee simple owner as a result of any cloud cast upon title to the property affected by the recording of this Lease.

27.      DEFAULT:

         A. Events of Default. LANDLORD at its election may exercise any one or more of the options referred to below upon the happening or at any time after the happening of any one or more of the following events of default, to-wit:

                  (1) TENANT'S failure to pay the rents, or any other sums payable hereunder for a period of three (3) days after written notice by LANDLORD;

                  (2) TENANT'S failure to abide by any of the non-monetary terms of this Lease and failing to cure any non-compliance noticed by LANDLORD which specifies the TENANT'S failure to observe, keep, or perform any of the non-monetary covenants, agreements or conditions of this Lease within ten (10) days of said notice, unless the non-compliance is of such a nature that in LANDLORD's sole determination it must be cued within a shorter period to avoid substantial interference with the rights of LANDLORD or any other tenant(s) in connection with the Leased Premises or the Building.

                  (3) Should the TENANT, at any time during the term of this Lease, suffer or permit an involuntary or voluntary petition in bankruptcy to be filed against it, or should a receiver or trustee be appointed for the TENANT's property because of TENANT's insolvency, and the said appointment is not vacated within thirty (30) days thereafter, or should the TENANT's leasehold interest be levied on and the lien thereof not discharged within thirty (30) days after said levy has been made, or should the TENANT fail to promptly make the necessary returns and reports required of it by the State and Federal law, or should the TENANT fail to promptly comply with all governmental regulations, local, State and Federal;

                  (4) TENANT making an assignment for the benefit of creditors;

                  (5) A receiver or trustee being appointed for TENANT or a substantial portion of TENANT's assets;

                  (6) TENANT's attempting to mortgage or pledge its interest hereunder;

                  (7) TENANT's vacating or abandoning the Premises or ceasing doing business therein;

                  (8) TENANT's interest under this Lease being sold without LANDLORD's consent under execution, other legal process or by operation of law;

                  (9) TENANT's interest under this Lease being assigned, the Premises or a portion thereof being sublet or transferred by operation of law without LANDLORD's prior written consent;

                  (10) Should the TENANT, at any time, fail to abide by the provisions of this Lease and should the TENANT suffer by way of legal remedy or equitable remedy an injunction, either of a civil or criminal nature, or should the TENANT fail to comply with safety regulations or fail to comply with any governmental regulations so that it is necessary by process of law to terminate or shut down TENANT's activities, then, subject to the provision of subparagraph
(2) above, the TENANT shall be in default of this Lease.

         B. Remedies upon Default. In the event of any of the foregoing happenings, or any other default by TENANT, the LANDLORD, at its election, may without further notice to the TENANT exercise any one or more of the following options, the exercise of any of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided by statute or general law or in equity at the same time or in subsequent times or actions.

                  (1) Declare this Lease to be terminated and retake possession of the Premises by eviction or otherwise for LANDLORD's own account and purposes whereupon all right, title and interest of the TENANT in the Premises shall end;

                  (2) Terminate TENANT's right to possession under the Lease by eviction or otherwise and retake possession of the Premises for the account of TENANT and relet or attempt to relet the Premises on behalf of TENANT. LANDLORD shall not be deemed to have thereby accepted a surrender of the Premises and TENANT shall remain liable for all sums due under this Lease for the balance of the Lease Term and for all damages suffered or costs incurred by LANDLORD including agents or brokers fees to find a new tenant, damages to the Premises, renovation and alteration expense and reasonable attorney's fees and costs in recovering possession of the Premises and advising and protecting LANDLORD's interests under the circumstances less the amount in good faith the LANDLORD may recover from reletting the Premises;

                  (3) Accelerate and declare all remaining sums due from TENANT for rent under this Lease through the end of the Lease Term to be immediately due payable. LANDLORD may collect all remaining sums due by distress or otherwise. In any judgment entered against the TENANT for accelerated rent, the amount of accelerated rent shall be reduced to present money value based upon an interest rate at the then "Prime Rate" less two (2%) percent. In the event LANDLORD subsequently re-lets the Leased Premises for any portion of the Lease Term, then TENANT shall be credited with the amount of any rent received by LANDLORD through the end of the Lease Term against the sums owed by TENANT to LANDLORD under any judgment for accelerated rent. Any judgment entered against TENANT for accelerated rent shall include a provision for a future accounting in the event of subsequently received rents.

         C. No re-entry or retaking of the Premises by LANDLORD shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to TENANT. Nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of sums due to LANDLORD hereunder or any damages accruing to LANDLORD by reason of the violations of any of the terms, provisions and covenants herein contained. LANDLORD's acceptance of any rent or other sums following any event of default hereunder shall not be construed as LANDLORD's waiver of such event of default. No forbearance by LANDLORD of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by LANDLORD to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that LANDLORD may suffer by reason of termination of this Lease, recovery of possession or the deficiency from any reletting as provided for above shall include the expenses of repossession and any repairs or remodeling undertaken by LANDLORD following repossession.

         D. The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in State Courts for Broward County, Florida and TENANT, whether or not a resident or doing business in the State of Florida hereby submits itself to the jurisdiction of the State of Florida and the courts of Broward County where venue shall lie, and LANDLORD may effect service of process by any lawful means in order to confer in personam jurisdiction in the courts of this state over TENANT.

         E. Time is of the essence in this Lease and in case TENANT shall fail to perform the covenants on its part to be performed at the time fixed for the performance of such respective covenants by the provisions of this Lease, LANDLORD may declare TENANT to be in default of this Lease.

28. WAIVER OF DEFAULT: Failure of the LANDLORD to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default; but LANDLORD shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law and/or in equity. Failure of the LANDLORD to insist upon the strict performance of any of the covenants, conditions and agreements of this Lease in any one or more instances, shall not be construed as a waiver or relinquishment in the future of any such covenants, conditions and agreements. No waiver by LANDLORD of a default by TENANT shall be implied, and no express waiver by LANDLORD shall affect any default other than the default specified in such waiver and that only for the time and extension therein stated. No waiver of any term, provision, condition or covenant of this Lease by LANDLORD shall be deemed to imply or constitute, a further waiver by LANDLORD of any other term, provision, condition or covenant of this Lease.

         LANDLORD may, at its option, accept partial payments of Base Rental or Additional Rent without waiving any rights concerning the existence of any monetary or non-monetary default under this Lease, which default shall serve and continue unaffected by the receipt of any such partial payment.

29. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS: If TENANT shall at any time fail to pay any sums due under this Lease in accordance with the provisions of this Lease, or to take out, pay for or maintain any insurance required by this Lease to be maintained, or shall fail to make any other payment or perform any other act on its part to be made or performed, then, LANDLORD, after ten (10) days written notice to TENANT (or without notice in case of an emergency) and without waiving or releasing TENANT from any obligation of TENANT contained in this Lease, may (but shall be under no obligation to):

                  A. Pay any sum payable by TENANT pursuant to the provisions of this Lease; or

                  B. Take out, pay for and maintain any insurance policy required to be maintained by TENANT under this Lease; or

                  C. Make any other payment or perform any other act on TENANT'S part to be made or performed as provided for in this Lease. LANDLORD may enter upon the Leased Premises for such purpose and take all such action thereon as may be reasonably necessary therefor without notice to the TENANT.

         All sums so paid by LANDLORD and all costs and expenses incurred by LANDLORD in connection with the performance of any such act, together with interest thereon at the rate of eighteen (18%) percent per annum from the date of LANDLORD'S making of such payment shall constitute additional rent payable by TENANT under this Lease and shall be paid by TENANT to LANDLORD on demand. LANDLORD shall not be limited in the proof of any damages which LANDLORD may claim against TENANT arising out of, or by reason of, TENANT'S failure to provide and keep in force insurance as aforesaid to the amount of the insurance premium or premiums not paid or incurred by TENANT and which would have been payable upon such insurance, but LANDLORD shall also be entitled to recover as damages for such breach, the uninsured amount of any loss.

30. RIGHT OF ENTRY: LANDLORD, or any of its agents, shall have the right to enter the Leased Premises during all reasonable hours to examine the same, prevent waste, or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or to said Building, or to exhibit said Leased Premises at any time within one hundred eighty (180) days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. All inspections except for those required by an emergency shall be subject to reasonable prior notice and conducted during normal business hours of TENANT.

31.      CONDITION OF PREMISES ON TERMINATION OF LEASE AND HOLDING OVER:

         TENANT agrees to surrender to LANDLORD, at the end of the Term of this Lease and/or upon any cancellation of this Lease, said Leased Premises in as good condition as said Leased Premises were at the beginning of the Term of this Lease, ordinary wear and tear excepted. TENANT agrees that if TENANT does not surrender said Leased Premises to LANDLORD at the end of the Term of this Lease, then TENANT shall pay to LANDLORD double the amount of the current rental for each month or portion thereof that TENANT holds over plus all damages that LANDLORD may suffer on account of TENANT's failure to so surrender to LANDLORD possession of said Leased Premises and shall indemnify and save LANDLORD harmless from and against all claims made by any succeeding tenant of said Leased Premises against LANDLORD on account of delay of LANDLORD in delivering possession of said Leased Premises to said succeeding tenant so far as such delay is occasioned by failure to so surrender said Leased Premises in accordance herewith or otherwise.

         No receipt of money and acceptance by LANDLORD from TENANT after termination of this Lease or the service of any notice of commencement of any suit or final judgement for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgement. No act or thing done by LANDLORD or its agents during the Term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of LANDLORD.

32. OCCUPANCY TAX: TENANT shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by TENANT.

33. INTEREST ON PAST DUE SUMS: All sums of money required to be paid by the TENANT to the LANDLORD shall bear interest from due date, or maturity thereof, at the highest rate allowed by law until paid.

34. ATTORNEYS' FEES: If either party defaults in the performance of any of the terms, provisions, covenants and conditions and by reason thereof and the other party employs the services of an attorney to enforce performance of the covenants, or to perform any service based upon a default under the Lease, regardless of the initiation of court proceedings, then in any of said events, the prevailing party shall be entitled to reasonable attorneys' fees and all expenses and costs incurred by the prevailing party pertaining thereto and in enforcement of any remedy (including costs and fees relating to any appeal and in bankruptcy proceedings).

35. LITIGATION VENUE: All litigation between the parties hereto relating to this Lease shall be instituted, maintained and prosecuted in the State Courts of Broward County, Florida, having jurisdiction over the subject matter.

36. NO TRIAL BY JURY: It is mutually agreed by and between LANDLORD and TENANT that the respective parties hereto shall, and they hereby do WAIVE TRIAL BY JURY in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of LANDLORD and TENANT, and TENANT's use or occupancy of the Premises. TENANT further agrees that it shall not interpose any counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other payment required of TENANT hereunder.

37. CROSS DEFAULT: If the term of any lease, other than this Lease, made by TENANT for any other space in the Building shall be terminated or terminable after the making of this Lease because of any default by TENANT under such other lease, such default shall, ipso facto, constitute a default hereunder and empower LANDLORD at LANDLORD's sole option, to any remedies with respect to this Lease as herein provided in the event of default.

38. INVALIDITY OF PROVISION: If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This Lease shall be construed in accordance with the laws of the State of Florida.

39. TIME OF ESSENCE: It is understood and agreed between the parties hereto that time is of the essence of all the terms provisions, covenants and conditions of this Lease.

40. QUIET ENJOYMENT: Upon payment by TENANT of the rents herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on TENANT's part to be observed and performed, TENANT shall, subject to all of the terms, provisions, covenants and conditions of this Lease, peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised.

41. EFFECTIVE DATE: Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective as a Lease only upon execution and delivery by both LANDLORD and TENANT.

42. NOTICE: Any notice given LANDLORD as provided for in this Lease or otherwise shall be in writing and be addressed to LANDLORD at the address where rent is paid and sent by certified mail-return receipt requested or hand delivered or sent by overnight courier. Any notice to be given TENANT under the terms of this Lease shall be in writing and shall be sent by certified mail return receipt requested to the office of TENANT in the Building or shall be hand delivered to TENANT or sent by overnight courier. Notice shall be deemed to have been served on the day given, if personally delivered; or upon receipt if by overnight courier or by certified, first class, postage prepaid, return receipt requested mail. Either party, from time to time, by written notice, may specify another address to which subsequent notice shall be sent.

43. MISCELLANEOUS: The terms "LANDLORD" and "TENANT" as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, executors, administrators, personal representatives and/or assigns wherever the context so requires or admits. The terms, provisions, covenants and conditions of this Lease are expressed in the total language of this Lease Agreement and the paragraph headings are solely for the convenience of the reader and are not intended to be all inclusive. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated therein. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease shall be deemed to have been mutually drafted by the parties. Therefore, neither this Lease nor any section hereof, amendment or addendum hereto shall be construed against any party due to the fact that this Lease or any section hereof, amendment or addendum hereto may have been primarily drafted by said party.

44. AGENCY DISCLOSURE: TENANT represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction other than LANDLORD's broker, Properties Group, Inc., for which LANDLORD shall be responsible for any commission or fee. TENANT agrees to indemnify and hold LANDLORD harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with TENANT with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

45. FORCE MAJEURE: Neither LANDLORD nor TENANT shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of LANDLORD or TENANT and which by the exercise of due diligence LANDLORD or TENANT is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure.

         Notwithstanding any other term herein contained, if the Commencement date has not occurred on or before January 1, 2001 for any reason not attributable to the fault of the TENANT, including by reason of any force majeure described in this Section, then TENANT, upon written notice to LANDLORD shall, at its option, be entitled to terminate this Lease and receive a refund of all monies paid by it to LANDLORD, by way of deposit or otherwise,. upon which this Lease shall be terminated and each party shall be released from any and all claims against the other in connection with this Lease with the exception of any claims related to TENANT's use or occupancy of the Temporary Space which shall survive such termination.

46. CORPORATE TENANCY: If TENANT is a corporation, the undersigned officer of TENANT hereby warrants and certifies to LANDLORD that TENANT is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of TENANT hereby further warrants and certifies to LANDLORD that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto.

47. RENT A SEPARATE COVENANT: TENANT shall not for any reason withhold or reduce TENANT'S required payment of rent and other charges as provided in this Lease, it being agreed that the obligations of LANDLORD hereunder are independent of TENANT'S obligations.

48. USE OF HAZARDOUS MATERIALS AND INDEMNIFICATION: TENANT shall not cause or permit any Hazardous Material to be generated, brought upon, kept, used, disposed of or released on, in or about the Premises or the Building or the property upon which the Building is located by TENANT, its agents, employees, contractors or invitees. The TENANT irrevocably agrees that it will, at its sole efforts and expense comply with all past, present and future laws, ordinances, rules, regulations, orders, decrees or permits enacted or issued by any federal, state, county or municipal governmental agency(s) or judicial body having jurisdiction or control over environmental contamination or pollution with respect to TENANT's use of the Leased Premises.

         If TENANT breaches this obligation, TENANT shall indemnify, defend and hold LANDLORD harmless from any and all claims, judgements, damages, penalties, fines, liens, costs, expenses, liabilities or losses (including, without limitation, diminution in value of the Premises or the Building, damages for the loss or restriction on use of rentable space or of any amenity of the Premises or the Building, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of LANDLORD by TENANT includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water, in the Premises or in the Building.

         Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or in the Building caused by TENANT, its agents, employees, contractors or invitees results in any contamination of the Premises and/or the Building, TENANT shall promptly take all actions at its sole expense as are necessary to return the Premises and/or the Building to the conditions existing prior to the introduction of any such Hazardous Material; provided that LANDLORD's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises and/or the Building. The foregoing indemnity shall survive the expiration or earlier termination of this Lease. As used herein, the term "Hazardous Material" means such hazardous or toxic substance, pollutant, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part
302) and amendments thereto, or such substances, materials and wastes that are or become regulated or defined as such under any applicable local, state or federal law and also includes oil. LANDLORD and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether TENANT is complying with the terms of this Lease. If TENANT is not in compliance with this Lease, LANDLORD shall have the right to immediately enter Premises to remedy any contamination caused by TENANT's failure to comply notwithstanding any other provision of this Lease. LANDLORD shall use its best efforts to minimize interference with TENANT's business but shall not be liable for any interference caused thereby. Any default under this paragraph shall be a material default enabling LANDLORD to exercise any of the remedies set forth in this Lease.

         All of TENANT's obligations of indemnification to LANDLORD pursuant to this section of the Lease shall survive indefinitely the termination or expiration of this Lease.

49. Intentionally Deleted.

50. SUCCESSORS AND ASSIGNS: All terms, provisions, covenants and conditions to be observed and performed by TENANT shall be applicable to and binding upon TENANT's respective heirs, administrators, executors, successors and assigns, subject however, to the restrictions as to assignment or subletting by TENANT as provided therein. All expressed covenants of this Lease shall be deemed to be covenants running with the land.

51. ENTIRE AGREEMENT: This Lease contains the final and entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be amended or modified only by an agreement in writing signed by LANDLORD and TENANT. No surrender of the Leased Premises, or of the remainder of the term of this Lease, shall be valid unless accepted by LANDLORD in writing. TENANT acknowledges and agrees that TENANT has not relied upon any statement, representation, discussion, prior written or contemporaneous oral promises, agreements, warranties or communications, oral or in writing except such as are expressed herein.

52. RADON GAS: The following disclosure is required on all leases of real property in Florida: "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

                      ADDENDUM TO OFFICE BUILDING NET LEASE

         THIS ADDENDUM TO OFFICE BUILDING NET LEASE is made and entered into this 28th day of December, 1999 by and between by and between ANGLERS OFFICE PARK, INC., a Florida corporation doing business as Anglers Corporate Center (hereinafter called "LANDLORD"), whose address for purposes hereof is 2860 Pershing Street, Hollywood, Florida 33020 and TAKE TO AUCTION.COM, INC. (hereinafter called "TENANT" ) and amends and modifies that certain Office Building Net Lease (the "Lease") with respect to the Premises located at Suite16, 5555 Anglers Avenue, Ft. Lauderdale, Broward County, Florida, as follows:

         1. Unless the context otherwise requires, all initial capitalized terms used but not defined in this Addendum, shall have the meaning or meanings given to such terms in the Lease. This Addendum shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Lease. All references in the Lease or this Addendum to the Lease shall be deemed to refer to the Lease as modified by this Addendum, unless the context otherwise requires.

         2. LANDLORD shall provide TENANT with a total credit against Base Rental in the amount of $58,277.58. This credit shall be applied in five equal annual installments of beginning on the first anniversary of the Commencement Date. The rent credit shall be forfeited if TENANT is in default under the Lease on the date the credit would otherwise be due.

         3. TENANT shall have temporary exclusive use and occupancy of Suite 9 in the Building during LANDLORD's build out of TENANT's Leased Premises and until the Commencement Date (the "Temporary Space"). TENANT shall be in default under this Lease if TENANT fails to vacate the Temporary Space and take possession of the Leased Premises within ten (10) days of the Commencement Date. During its occupancy of the Temporary Space, TENANT shall pay to the LANDLORD the full amount of the rental required under the terms of this Lease including Operating Expenses and Impositions. Rental due for the first month of occupancy of the Temporary Space shall be paid to the LANDLORD upon the execution of this Lease. All of the terms and provisions of this Lease shall apply to TENANT's use and occupancy of the Temporary Space.

         4. TENANT and/or its contractors shall have access to the Leased Premises prior to the Commencement Date for installation of telephone and telecommunications equipment provided said access is coordinated with LANDLORD and its contractors and does not interfere with or delay the completion of LANDLORD's work in the Leased Premises.

         5. Except as expressly modified by this Addendum and any other addenda executed by the parties, the provisions of the Lease are hereby ratified and confirmed.

                                                 LANDLORD:

                                                 ANGLERS OFFICE PARK, INC.
Witnesses:                                       a Florida corporation

                                                 By: /s/ Marvin Mandel
--------------------------------                     -----------------
                                                     Marvin Mandel, President

                                                 TENANT:

                                                 TAKE TO AUCTION.COM, INC.
Witnesses:                                       a Florida corporation

                                                 By:  /s/ Albert Friedman
--------------------------------                    ---------------------
                                                    Albert Friedman, President

                                   EXHIBIT "A"

                    FLOOR AND SITE PLANS AND LANDLORD'S WORK
                    ----------------------------------------



I.       FLOOR AND SITE PLANS - See Attached


II. LANDLORD'S WORK - LANDLORD shall complete the following improvements to the Premises at LANDLORD's expense:

                                   EXHIBIT "B"

                           CONSTRUCTION SPECIFICATIONS
                           ---------------------------



LANDLORD'S WORK

         Landlord shall cause Landlord's contractor to construct the interior improvements to the demised premises shown on Exhibit "A" containing the improvements as described below ("Landlord's Work") at Landlord's sole cost and expense, prior to Landlord's delivery of possession to Tenant.

DESCRIPTION:

A.       Floor Type
         ----------

         Floor slab:                        Concrete slab ready for floor covering.

         Floor Covering:

1) Office Area:                             Commercial  grade,  direct  glue down,  carpet at office  area and  storage  closet with vinyl  cove  base  board . Color of  Tenant's  choice  from  Landlord's samples.

2) Bathroom:                                Ceramic tile of Tenant's choice from Landlord's samples.

B.       Electrical
         ----------

         Electrical Service:                100 amp 120 volt, single phase.

         Electrical Panel:                  One panel with 30 circuits.  Any additional  circuits  needed by Tenant shall be at the Tenant's sole cost and expense.

         Wall Receptacle:                   Standard wall mounted  120-volt  duplex  receptacles  to be located per attached space plan.

         Lighting:                          2' x 4' flourescent, lay-in fixtures with acrylic lens.

         Switches:                          Lighting  control  switches  at  entry/exit  and at  enclosed  offices, bathroom and storage closet.

         Exit Lights/
         Emergency Lighting:                Installed per code.

C.       Ceiling Type
         ------------

         Lay in Ceiling:                    2' x 2'  lay  in  fiberboard  tile  (white  flat  fissure)  with  metal ceiling grid.

         Ceiling Height:                    9'+/- above the concrete slab.

D.       Air Conditioning
         ----------------

         Tonnage:                           One split system HVAC unit at office  area.  Tonnage to be in  accordance  with
                                            Florida Energy Code standards.


         Control Wiring:                    One control/thermostat per A/C unit.

E.       Partitions
         ----------

         Demising Walls:                    5/8" type X drywall,  fire taped and  sanded,  ready for paint.  3-5/8"
                                            20 gauge metal studs at 24" on center.

         Interior Walls:                    gypsum board on each side of 3-5/8" metal  studs,  20-gauge,  at 24" on center, taped and sanded, ready for paint.

         Wall                               Height All demising walls shall go from the concrete slab to the underside of the roof deck. All interior walls at offices shall go from the slab to the underside of the dropped ceiling grid, unless otherwise indicated on the final plans.

Paint/Wall                                  Covering: All interior walls to be
                                            painted with two (2) coats of flat
                                            latex paint of Tenant's choice from
                                            Landlord's samples.

F.       Doors
         -----

         Storefront Entry Door:             3'0" x  6'8"  glass  door  in  metal  frame  to  match  building  shell specifications.

Interior Door:                              3'0" x 6'0" +/-, solid-core,  stain-grade,  wood doors with hollow metal frames and lever-type passage set hardware.

G.       Plumbing
         --------

         Bathroom:                          To be installed to code, in accordance with ADA requirements.

Coffee Bar:                                 To be located  as per  attached  space  plan and to include  bar sink with mica counter top with cabinet below.

H.       Telephone
         ---------

Telephone Conduit:                          Landlord  will  install  one1/2" conduit  to  Tenant's  space from the  building meter/telephone  room.  Tenant shall be responsible  for the supply and installation  of  all  telephone  lines  and  equipment  necessary  for
                                            Tenant's phone system.

Telephone Outlets:                          Outlets to be located as per space plan.  Cover plates not included.


                                   EXHIBIT "C"

                            NON-DISTURBANCE AGREEMENT
                            -------------------------

                              RULES AND REGULATIONS

         The following Rules and Regulations, hereby accepted by TENANT, are prescribed by LANDLORD to enable LANDLORD to provide, maintain, and operate, to the best of LANDLORD's ability, orderly, clean and desirable premises, Building and parking facilities for tenants therein at as economical a cost as reasonably possible and in as efficient a manner as reasonably possible and to regulate conduct in and use of said Premises, Building and parking facilities in such manner as to minimize interference by others in the proper use of same by TENANT.

         1. TENANT, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, walkways and hallways of the Building or parking facilities, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of TENANT, its officers, agents, servants, employees, patron, licensees, customers, visitors or invitees.

         2. LANDLORD shall not be responsible for lost or stolen property, equipment, money or any article taken from Leased Premises, Building or parking facilities regardless of how or when such loss occurs.

         3. No additional locks shall be placed on any door or changes made to existing locks in the Building without the prior written consent of LANDLORD. LANDLORD shall furnish two keys to each lock on the door to the Leased Premises. LANDLORD may, at all times, keep a pass key to the Leased Premises. All keys shall be returned to LANDLORD promptly upon termination of this Lease.

         4. If TENANT desires alarm or other utility or service connection installed or changed, such work shall be done at the expense of TENANT, with the prior approval and under the direction of LANDLORD.

         5. TENANT, its officers, agents, servants and employees shall not permit the operation of any musical or sound producing instruments or device which may be heard outside the Leased Premises, Building or parking facilities, or which may emanate electrical waves which shall impair radio or televisions broadcasting or reception from or in the Building.

         6. All plate and other glass now in the Leased Premises or Building which is broken through cause attributable to TENANT, its officers, agents, servants and employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at the expense of TENANT under the direction of LANDLORD.

         7. The plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by TENANT, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

         8. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Premises or the Building, nor placed in the walkways, driveways or parking areas without the prior written consent of LANDLORD.

         9. Glass panel doors, that reflect or admit light into the Premises shall not be covered or obstructed by TENANT, and TENANT shall not permit, erect, and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity of exterior windows, glass panels, or glass doors providing a view into the interior of the Leased Premises unless same shall have first been approved in writing by LANDLORD.

         10. Canvassing, soliciting and peddling in the Building or parking facilities is prohibited and each TENANT shall cooperate to prevent the same. In this respect, TENANT shall promptly report such activities to the LANDLORD.

         11. The TENANT shall maintain the interior of the Leased Premises in a clean and orderly condition as LANDLORD does not provide any janitorial service. TENANT shall place all of its refuse in the dumpsters provided by the LANDLORD in the areas so designated. TENANT shall not place items other than customary office refuse in the dumpsters. TENANT shall not place packing materials, crates, pallets and similar materials in the dumpsters. In the event TENANT must dispose of crates, boxes, etc., it shall be the responsibility of TENANT to make arrangements for disposal of same. In no event, shall TENANT set such items in the walkways, driveways, or other common areas of Building or parking facilities.

         12. TENANTS shall be responsible for any damage to the Leased Premises, including carpeting and flooring, as a result of rust or corrosion of file cabinets, roller chairs, metal objects or spills of any type of liquid, beyond normal wear and tear.

         13. If the Premises demised to TENANT become infested with vermin, TENANT, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of LANDLORD, and shall employ such extermination therefore as shall be approved by Landlord.

         14. TENANT shall not install or place any antenna, aerial wires, aerial or satellite dish of any type on the roof of the Building or elsewhere outside of the Premises. Nor shall TENANT install any radio or television equipment, or any other type of equipment, inside or outside the Building, without LANDLORD's prior approval in writing, and upon such terms and conditions as may be specified by LANDLORD in each and every instance.

         15. TENANT shall not advertise the business, profession or activities of TENANT in any manner which violates the letter of spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, or use the name of the Building for any purpose other than that of the business address of TENANT.

         16. TENANT, its officers, agents, employees, servants, patrons, customers, licensees, invitees and visitors shall not solicit business in the Building's parking facilities or common areas, nor shall TENANT distribute any handbills or other advertising matter in automobiles parked in the Building's parking facilities.

         17. TENANT shall not conduct its business in such manner as to create any nuisance, or interfere with, annoy or disturb any other TENANT in the Building, or LANDLORD in its operation of the Building or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or parking facilities. In addition, TENANT shall not allow its officers, employees, agents, servants, patrons, customers, licensees, and visitors to conduct themselves in such a manner as to create any nuisance or interfere with, annoy or disturb any other TENANT in the Building or LANDLORD in its operation of the Building or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or parking facilities.

         18. TENANT, its officers, employees, agents, servants, patrons, customers, licensees, and visitors shall not bring, store or maintain any flammable fluids or explosives on or into the Premises.

         19. TENANT, its officers, employees, agents and servants shall not use Leased Premises, Building or parking facilities for housing, lodging or sleeping purposes or for the cooking or preparation of food.

         20. TENANT, its officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall not bring into parking facilities, Building or Leased Premises or keep on the Leased Premises any fish, fowl, reptile, insect, or animal.

         21. Neither TENANT nor any officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees of any TENANT shall go upon the roof of the Building, other than to service the HVAC.

         22. TENANT shall use only office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits.

         23. LANDLORD shall supply TENANT with hurricane shutters for the Premises which TENANT shall store in the Premises. TENANT shall be responsible for installation of the hurricane shutters in advance of any threatened hurricane or tropical storm and for the removal of same after the threat or storm passes. In the event that TENANT fails to promptly install the hurricane shutters in advance of a threatened hurricane or tropical storm, LANDLORD may, at its option but without any obligation to do so, install the hurricane shutters on TENANT's Premises and charge TENANT a reasonable fee for such installation as additional rent.

                                GUARANTY OF LEASE

         WHEREAS, a certain Lease, hereinafter referred to as the "Lease", of even or approximate date herewith has been, or shall be, executed by and between ANGLERS OFFICE PARK, INC., a Florida corporation doing business as Anglers Corporate Center, therein and herein referred to as "LANDLORD", and TAKE TO AUCTION.COM, INC., therein and herein referred to as "TENANT", with respect to certain premises located at 5555 Anglers Avenue, Ft. Lauderdale, Florida 33312; and

         WHEREAS, LANDLORD under the Lease requires as a condition to its execution of the Lease that the undersigned ("GUARANTOR") personally guaranty the full performance of the obligations of TENANT under the Lease; and

         WHEREAS, the undersigned is/are desirous that LANDLORD enter into the Lease with TENANT,

         NOW THEREFORE, in consideration of the execution of the Lease by LANDLORD, and in consideration of other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby unconditionally guarantee(s) the full, faithful and punctual performance of each and all of the terms, covenants, agreements and conditions of the Lease to be kept and performed by TENANT, in accordance with and within the time prescribed by the Lease, including, but not limited to, the payment of all rentals and other charges to accrue thereunder. The undersigned further agrees as follows:

         1. This covenant and agreement on its part shall continue in favor of LANDLORD notwithstanding any extension, modification, amendment, or alteration of the Lease entered into by and between the parties thereto, or their successors or assigns, and notwithstanding any assignment of the Lease or subletting thereunder, with or without the consent of LANDLORD, and no extension, modification, amendment, alteration, or assignment or subletting of the Lease, and no forbearance which may be granted to TENANT, and no waiver by LANDLORD, and no other agreements between LANDLORD and TENANT (with or without notice to or knowledge of the undersigned) shall in any manner release or discharge the undersigned; and it does hereby consent thereto. This is an absolute, unconditional and continuing guaranty of payment and performance and not of collection.

         2. This Guaranty shall continue unchanged by any bankruptcy, reorganization or insolvency of TENANT or any successor or assignee thereof or by any disaffirmance or abandonment by TENANT or a trustee of TENANT.

         3. LANDLORD may, without notice, assign this Guaranty of Lease in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder.

         4. The liability of the undersigned under this Guaranty of Lease shall be primary and in any right of action which shall accrue to LANDLORD under the Lease, LANDLORD may, at its option, proceed against the undersigned without having commenced any action, or having obtained any judgment, against TENANT.

         5. The undersigned shall pay LANDLORD's attorney's fees, including appellate fees and those incurred in bankruptcy proceedings, and all costs incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or in enforcing this Guaranty of Lease against the undersigned, individually and jointly.

         6. The undersigned does hereby waive any and all notices and demands by LANDLORD, including, but not limited to, default in the payment of rent or any other amounts contained or reserved in the Lease.

         7. The undersigned hereby waive: (a) notice of acceptance of this Guaranty; (b) demand of payment, presentation and protest; (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease; (d) any right to require LANDLORD to proceed against TENANT or any other Guarantor or any other person or entity liable to LANDLORD; (e) any right to require LANDLORD to apply to any default, any Security Deposit or other security it may hold under the Lease; (f) any right to require LANDLORD to proceed under any other remedy LANDLORD may have before proceeding against Guarantor; and (g) any right of subrogation.

         8. The undersigned does hereby subordinate all existing or future indebtedness of TENANT to Guarantors to the obligations owed to LANDLORD under the Lease and this Guaranty.

         9. The obligations of TENANT under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do so and provide the same relative to Guarantor(s).

         10. The use of the singular herein shall include the plural. The obligation of two (2) or more parties shall be joint and several. The terms and provisions of this Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

         11. The undersigned acknowledge that this Guaranty is entered into in Broward County, Florida and stipulate to venue in all legal actions in connection herewith in the State Courts in Broward County, Florida. This Guaranty shall be deemed to have been made under and shall be governed by the Laws of the State of Florida in all respects, including matters of construction, validity and performance. No modification of the provisions of this Guaranty shall be effective unless the same shall be in writing and signed by LANDLORD.

         12. Notwithstanding anything to the contrary contained herein, the maximum liability of GUARANTOR under this Guaranty shall be limited to $75,000.00, plus interest, costs and attorneys fees. Further, on each anniversary date of the Lease, the maximum liability of GUARANTOR hereunder shall be reduced by $15,000.00, not including interest, costs and attorneys fees.

         13. GUARANTOR AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED UPON THE LEASE, THIS GUARANTY OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LEASE OR THIS GUARANTY, INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM IN CONNECTION THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LANDLORD ENTERING INTO THE LEASE.

         IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed as of this day of December, 1999.



                                                     GUARANTOR:

                                                     PERFUMANIA, INC.
                                                     a Florida corporation


                                                     By:  /s/ Ilia Lekach
                                                     --------------------
                                                          Ilia Lekach, President


                                                          /s/ Albert Friedman
                                                          -------------------
                                                          Witness

         (This Guaranty of Lease must be completed in full prior to submission to LANDLORD for execution.)


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